--------------------------------------------------------------------------------
                                 SMITH BARNEY
                            APPRECIATION FUND INC.

--------------------------------------------------------------------------------

            CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  JUNE 30, 2001



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

       ----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       ----------------------------------------------------------------

[PHOTO]
 HERSH COHEN, PORTFOLIO
 MANAGER

[PHOTO]
SCOTT K. GLASSER, PORTFOLIO MANAGER


   [GRAPHIC]
         Classic Series

 Semi-Annual Report . June 30, 2001

 SMITH BARNEY
 APPRECIATION FUND INC.

      HERSH COHEN

      Hersh Cohen has more than 31 years of securities business experience.

      Education: BA from Case Western Reserve University; Ph.D. in Psychology from Tufts University

      SCOTT K. GLASSER

      Scott Glasser has more than nine years of securities business experience and has been working with the Fund since 1995.

      Education: BA from Middlebury College; MBA in Finance from Pennsylvania State University

      FUND OBJECTIVE

      The Fund seeks long-term appreciation of shareholders' capital by investing primarily in equity securities of U.S. companies. The Fund typically invests in medium and large capitalization companies but may also invest in small capitalization companies.

      FUND FACTS

      FUND INCEPTION
      --------------------------------
      March 10, 1970

SYMBOLS             CLASS A CLASS B CLASS L
--------------------------------------------
NASDAQ               SHAPX   SAPBX   SAPCX
--------------------------------------------
INCEPTION           3/10/70 11/6/92 2/4/93
--------------------------------------------


Average Annual Total Returns as of June 30, 2001


                  Without Sales Charges/(1)/

                  Class A  Class B  Class L
-----------------------------------------
Six-Month+          0.16%   (0.18)%  (0.25)%
-----------------------------------------
One-Year            0.46    (0.34)   (0.36)
-----------------------------------------
Five-Year          14.28    13.38    13.37
-----------------------------------------
Ten-Year           13.44      N/A      N/A
-----------------------------------------
Since Inception++  12.29    12.76    12.32
-----------------------------------------

                   With Sales Charges/(2)/

                  Class A  Class B  Class L
------------------------------------------
Six-Month+         (4.87)%  (5.07)%  (2.24)%
------------------------------------------
One-Year           (4.55)   (5.03)   (2.27)
------------------------------------------
Five-Year          13.11    13.26    13.14
------------------------------------------
Ten-Year           12.86      N/A      N/A
------------------------------------------
Since Inception++  12.11    12.76    12.19
------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

 ++ Inception dates for Class A, B and L shares are March 10, 1970, November 6,
    1992 and February 4, 1993, respectively.

What's Inside

                    Your Investment in the Smith Barney
                     Appreciation Fund Inc.............  1
                    Letter to Our Shareholders.........  2
                    Fund at a Glance...................  6
                    Historical Performance.............  7
                    Growth of $10,000.................. 10
                    Schedule of Investments............ 11
                    Statement of Assets and Liabilities 15
                    Statement of Operations............ 16
                    Statements of Changes in Net Assets 17
                    Notes to Financial Statements...... 18
                    Financial Highlights............... 23



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

                      YOUR INVESTMENT IN THE SMITH BARNEY
                            APPRECIATION FUND INC.

A Proven and Prudent Approach to Growth Investing

Guided by Wall Street veteran Harry "Hersh" Cohen and recently appointed co-manager Scott K. Glasser, the Appreciation Fund is a core growth portfolio designed to capture the upside potential of stocks with potentially less downside risk.

[GRAPHIC] Timely Investment Opportunities
          The classic approach to growth practiced by Hersh and Scott potentially allows them to identify industry leaders, while maintaining a relatively conservative portfolio with the potential for competitive returns.

[GRAPHIC] A Prudent Strategy
          Hersh and Scott carefully looks at companies with relatively low price-to-earnings ("P/E") ratios/1 /andstrong earnings growth forecasts. They know that to make money, you have to invest it, not chase it.

[GRAPHIC] A Distinguished History of Managing Your Serious Money
          Founded in 1873 and 1892, respectively, the firms of Charles D.
          Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, Citigroup Asset Management unites thedistinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

          At Citigroup Asset Management, you have access to blue-chip management delivered professionally. Weare proud to offer you, the serious investor, a variety of managed solutions.




          [GRAPHIC]

                    o    Experience, insight, judgement

                    o Search for undervalued assets, committed management storng balance sheets, industry leaders

                    o    Stock-by-stock evaluation

                    o    Theme-based investigation of opportunities

         1 The P/E ratio is the price of a stock divided by its earnings per share.



1 Smith Barney Appreciation Fund Inc. | 2001 Semi-Annual Report to Shareholders

Dear Shareholder,

We are pleased to present the semi-annual report for the Smith Barney Appreciation Fund Inc. ("Fund") for the period ended June 30, 2001. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Fund's investment strategy. We hope you find this report to be useful and informative.

Performance Update
For the six months ended June 30, 2001, the Fund's Class A shares returned 0.16% without sales charges. In comparison, the Standard & Poor's 500 Index ("S&P 500 Index")/1/ returned a negative 6.69% for the same period. Past performance is not indicative of future results.

Special Shareholder Notice
During the period, Scott K. Glasser, began sharing the responsibility for the day-to-day management of the Fund's portfolio. Mr. Glasser is an investment officer and managing director of Salomon Smith Barney and has been involved in the management of the Fund since 1995. He received his BA from Middlebury College and MBA in Finance from Pennsylvania State University.

Market Overview
We have always viewed a major part of our job to be navigating the Fund through the market's "mine fields" similar to those we have seen over the past 16 months. While seeking to earn consistent, positive returns, keeping assets intact during bear markets is critical to achieving long-term investment goals. The past year has been challenging and we have tried to protect our shareholders during an incredibly volatile and tough market environment.

In our year-end letter, we suggested that the over-optimism of early 2000 was washed away, and the complacency of mid-2000 was starting to turn into anxiety. We also sounded a more negative view of the economy, based on higher energy costs, inventory back-ups in technology and telecommunications, and declining consumer confidence. Technology stocks, we felt, were entitled to a relief rally early in the year after their drubbing in the fourth quarter, but were still very expensive. Most other sectors of the market had become extended, and would need evidence of the avoidance of a recession to make further progress. Our general conclusion was that the first half of this year would be difficult, but could set the stage for a much better second half of the year.

While forecasts rarely work out as written, with surprises in the details often abundant, thus far the general scenario seems about right. The technology stock mania was thoroughly deflated in February and March, as stock prices in that sector plummeted. The massive over-expansion of manufacturing capacity and inventories, fueled by a public eager to own the "new economy", gave way to a startling decline in business. By the end of March, the economy certainly felt as if it were in trouble, as the weakness in tech stocks spread to virtually everywhere. There was no hiding place in the stock market, as climactic selling unfolded.

With the markets in turmoil, we began to draw on experience that only a couple of years earlier seemed like such an albatross as valuations in technology and telecommunications took wings. We believed that the breaking of the mania was actually a pre-condition for a healthier overall market. As waves of liquidation washed over Wall Street, we became more

--------
1The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.


2 Smith Barney Appreciation Fund Inc. | 2001 Semi-Annual Report to Shareholders constructive on stocks. When one thinks about it logically, one of the few times to pick up undervalued stocks is when fear is the order of the day. Meanwhile, as we pointed out, interest rates were tumbling, the U.S. Federal Reserve Board ("Fed") was injecting liquidity into the financial system, and the proposed tax cuts were likely to provide a boost to the economy by next year.

By mid-April, the stock markets had begun to rally, and it carried into Memorial Day. The history of markets after selling climaxes like we had in March is pretty consistent. A vigorous rally takes place, followed by a protracted period of sideways to downward drifting, as participants begin to question whether earnings will ever get better, or whether valuations are too high, or whether some other reasons will take the markets down. The same pattern occurred in 1930, 1962, 1974, and 1987. Only in 1930, when for a variety of reasons, (not likely to be repeated), the whole economy went into a full tailspin, and the secondary decline continued into a flat-out disaster.

Portfolio Update
During the first half of the year, the two stocks that contributed to the Fund's ability to stay in positive territory were Microsoft and AOL Time Warner. We added to our long-standing positions in both stocks very early in the year, as we felt they had been knocked down too far in the fourth quarter of 2000. Though we were underweighted in technology stocks during their crash, even a small exposure was painful. We used the dramatic decline in March to add to some technology holdings. Drug stocks also served as a drag on performance, as some of our best long-term holdings, such as Merck and Bristol Myers, came under pressure. We continue to believe that pharmaceuticals are among the best growth vehicles available, as the population ages, and new treatments are introduced. We have continued to add to holdings in the industrial sector, because we feel they could show outstanding earnings growth as the recovery unfolds.

Market Outlook
The markets are now in what we call "a drifting phase" and we will stick with our year-end forecast that a difficult first half will lay the groundwork for an improved market in the second half. On several occasions over the years, we have pointed out that there is always "something" to worry about. The real question is whether stocks already reflect the possible problems (or conversely, opportunities).

Clearly with the Fed cutting rates repeatedly, we would like to see the economy begin to respond. It is likely that by the first quarter of 2002, economic activity will begin to reflect the massive increase in liquidity that has been injected. The fear is that the manufacturing sector will not recover in time to rescue the economy from a possible consumer retrenchment. The other issue that confronts markets is that of valuation -- stocks seem expensive. Two points are relevant. First, we have low inflation and low interest rates. As value buyers, it takes us some getting used to in order to buy stocks with higher price-earning ratios than existed over the previous twenty years. But lower rates mean higher valuations, and that is just a fact of life and security analysis. Second, earnings should show dramatic improvement next year, even if the economy recovers only slightly. Companies in every sector are cutting expenses drastically. In the industrial sector, we think people will be surprised by the extent of the earnings gains over the next few years, as any revenue gains fall quickly and positively to the earnings statements. (Of course, there are no guarantees that our expectations will, in fact, materialize.)




3 Smith Barney Appreciation Fund Inc. | 2001 Semi-Annual Report to Shareholders

In summary, we think that the market reached a good bottom in the spring, and should begin to perk up as the economy shows signs of bottoming in the next six months. As we said in our last report, it is difficult to make the transition from caution to optimism, but we are getting positioned for improvement.

  Sincerely,

  /s/ Heath B. McLendon                 /s/ Harry "Hersh" D. Cohen

  Heath B. McLendon                     Harry "Hersh" D. Cohen
  Chairman                              Vice President and Investment Officer

  /s/ Scott K. Glasser

  Scott K. Glasser
  Vice President and Investment Officer

  July 16, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 11 through 14 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of June 30, 2001 and is subject to change.


4 Smith Barney Appreciation Fund Inc. | 2001 Semi-Annual Report to Shareholders

   [PHOTO]

                                                                HERSH COHEN
                                                          PORTFOLIO MANAGER



   ------------------------------------------------------------------------
     EVERY LARGE CAP INVESTOR SHOULD CONSIDER HAVING TWO THINGS.

                          DISCIPLINE IN THE
                                MARKET

                   AND HERSH COHEN'S PHONE NUMBER.
   ------------------------------------------------------------------------




  31 years in the market should tell you one      To learn more about the Smith
  thing about Hersh Cohen: the man has made       Barney Appreciation Fund and
  money. There are many explanations how, but     Hersh Cohen's investment
  discipline tops the list. Decades before        philosophy, call us at
  words like ''IPO'' and ''day trading''          1-888-SERIOUS, ext. 1733 or
  became popular, Hersh knew to make money        visit
  you had to invest it, not chase it. Even        www.smithbarney.com/mutualfund
  today as ''hot stocks'' abound, Hersh looks     for a free prospectus. The
  for value. His advice: know the company's       prospectus contains more
  management and product, or prepare to get       complete information,
  burned. Words of Wisdom dispensed daily.        including fees and expenses.
                                                  Please read it carefully
                                                  before you invest or send
                                                  money.

                                              Your Serious Money.
                                              Professionally Managed./SM/
                                                             [LOGO] Smith Barney
                                                                    Mutual Funds

    CALL 1-888-SERIOUS, EXT. 1733 OR VISIT WWW. SMITHBARNEY.COM/MUTUALFUNDS


--------------------------------------------------------------------------------
 (C)2000 SALOMON SMITH BARNEY INC. MEMBER NASD, SIPC. Your Serious Money. Professionally Managed./SM/ is a service mark of Salomon Smith Barney Inc.


5 Smith Barney Appreciation Fund Inc. | 2001 Semi-Annual Report to Shareholders

          Smith Barney Appreciation Fund Inc. at a Glance (unaudited)


 Top Ten Holdings*+


Berkshire Hathaway Inc..................................... 6.5%

Microsoft Corp............................................. 3.8

General Electric Co........................................ 3.7

Exxon Mobil Corp........................................... 3.2

American International Group, Inc.......................... 2.8

AOL Time Warner Inc........................................ 2.6

Pfizer Inc................................................. 2.5

SBC Communications Inc..................................... 1.9

Kimberly-Clark Corp........................................ 1.9

Chevron Corp............................................... 1.9



                          Industry Diversification*+


[CHART]
Banking                                     3.4%
Broadcasting,Entertainment & Leisure       10.2%
Chemicals                                   4.1%
Diversified/Conglomerate                     16%
Financial Services                          3.6%
Health Care/Drugs/Hospital Supplies        10.4%
Insurance                                   6.8%
Oil - International                         5.9%
Technology                                 11.8%
Telephone/Communications                    4.3%
Other                                      23.5%

                            Investment Breakdown*++

[CHART]

Repurchase Agreements    12.8%
Common Stock             87.2%

*These holdings are as of June 30, 2001 and are subject to change. +As a percentage of total common stock.
++As a percentage of total investments.


6 Smith Barney Appreciation Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Historical Performance -- Class A Shares


               Net Asset Value
             -------------------
             Beginning    End     Income   Capital Gain     Total
Period Ended of Period of Period Dividends Distributions  Returns/(1)/

-----------------------------------------------------------------------
  6/30/01     $14.55    $14.28     $0.00       $0.29         0.16%+
-------------------------------------------------------------------
  12/31/00     15.73     14.55      0.15        1.15         0.73
-------------------------------------------------------------------
  12/31/99     15.31     15.73      0.14        1.67        15.08
-------------------------------------------------------------------
  12/31/98     13.92     15.31      0.18        1.23        20.45
-------------------------------------------------------------------
  12/31/97     12.85     13.92      0.20        2.09        26.29
-------------------------------------------------------------------
  12/31/96     11.90     12.85      0.19        1.14        19.25
-------------------------------------------------------------------
  12/31/95     10.15     11.90      0.20        1.00        29.26
-------------------------------------------------------------------
  12/31/94     11.01     10.15      0.18        0.60        (0.77)
-------------------------------------------------------------------
  12/31/93     10.66     11.01      0.16        0.36         8.13
-------------------------------------------------------------------
  12/31/92     10.26     10.66      0.15        0.09         6.29
-------------------------------------------------------------------
  12/31/91      8.30     10.26      0.20        0.07        26.94
-------------------------------------------------------------------
   Total                           $1.75       $9.69
-------------------------------------------------------------------

 Historical Performance -- Class B Shares

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain     Total
Period Ended           of Period of Period Dividends Distributions  Returns/(1)/

---------------------------------------------------------------------------------
6/30/01                 $14.47    $14.15     $0.00       $0.29        (0.18)%+
----------------------------------------------------------------------------
12/31/00                 15.66     14.47      0.03        1.15        (0.12)
----------------------------------------------------------------------------
12/31/99                 15.26     15.66      0.02        1.67        14.19
----------------------------------------------------------------------------
12/31/98                 13.88     15.26      0.06        1.23        19.52
----------------------------------------------------------------------------
12/31/97                 12.81     13.88      0.06        2.09        25.31
----------------------------------------------------------------------------
12/31/96                 11.88     12.81      0.09        1.14        18.29
----------------------------------------------------------------------------
12/31/95                 10.14     11.88      0.11        1.00        28.29
----------------------------------------------------------------------------
12/31/94                 11.00     10.14      0.10        0.60        (1.53)
----------------------------------------------------------------------------
12/31/93                 10.65     11.00      0.08        0.36         7.38
----------------------------------------------------------------------------
Inception* -- 12/31/92   10.55     10.65      0.16        0.09         3.28+
----------------------------------------------------------------------------
 Total                                       $0.71       $9.62
----------------------------------------------------------------------------


7 Smith Barney Appreciation Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Historical Performance -- Class L Shares



                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain     Total
Period Ended           of Period of Period Dividends Distributions  Returns/(1)/

---------------------------------------------------------------------------------
6/30/01                 $14.47    $14.14     $0.00       $0.29        (0.25)%+
----------------------------------------------------------------------------
12/31/00                 15.65     14.47      0.03        1.15        (0.07)
----------------------------------------------------------------------------
12/31/99                 15.26     15.65      0.02        1.67        14.12
----------------------------------------------------------------------------
12/31/98                 13.88     15.26      0.06        1.23        19.52
----------------------------------------------------------------------------
12/31/97                 12.81     13.88      0.06        2.09        25.31
----------------------------------------------------------------------------
12/31/96                 11.88     12.81      0.10        1.14        18.34
----------------------------------------------------------------------------
12/31/95                 10.14     11.88      0.11        1.00        28.29
----------------------------------------------------------------------------
12/31/94                 11.00     10.14      0.11        0.60        (1.41)
----------------------------------------------------------------------------
Inception* -- 12/31/93   10.99     11.00      0.08        0.36         4.09+
----------------------------------------------------------------------------
 Total                                       $0.57       $9.53
----------------------------------------------------------------------------

 Historical Performance -- Class Y Shares

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain     Total
Period Ended           of Period of Period Dividends Distributions  Returns/(1)/

---------------------------------------------------------------------------------
6/30/01                 $14.52    $14.27     $0.00       $0.29         0.30%+
-----------------------------------------------------------------------------
12/31/00                 15.69     14.52      0.20        1.15         1.07
-----------------------------------------------------------------------------
12/31/99                 15.28     15.69      0.20        1.67        15.40
-----------------------------------------------------------------------------
12/31/98                 13.93     15.28      0.29        1.23        20.93
-----------------------------------------------------------------------------
12/31/97                 12.86     13.93      0.25        2.09        26.70
-----------------------------------------------------------------------------
Inception* -- 12/31/96   12.10     12.86      0.22        1.14        17.65+
-----------------------------------------------------------------------------
 Total                                       $1.16       $7.57
-----------------------------------------------------------------------------

 Historical Performance -- Class Z Shares

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain     Total
Period Ended           of Period of Period Dividends Distributions  Returns/(1)/

---------------------------------------------------------------------------------
6/30/01                 $14.54    $14.29     $0.00       $0.29         0.30%+
-----------------------------------------------------------------------------
12/31/00                 15.71     14.54      0.20        1.15         1.07
-----------------------------------------------------------------------------
12/31/99                 15.29     15.71      0.20        1.67        15.46
-----------------------------------------------------------------------------
12/31/98                 13.94     15.29      0.29        1.23        20.91
-----------------------------------------------------------------------------
12/31/97                 12.87     13.94      0.26        2.09        26.72
-----------------------------------------------------------------------------
12/31/96                 11.91     12.87      0.23        1.14        19.66
-----------------------------------------------------------------------------
12/31/95                 10.16     11.91      0.23        1.00        29.52
-----------------------------------------------------------------------------
12/31/94                 11.02     10.16      0.22        0.60        (0.41)
-----------------------------------------------------------------------------
12/31/93                 10.66     11.02      0.18        0.36         8.47
-----------------------------------------------------------------------------
Inception* -- 12/31/92   10.55     10.66      0.16        0.09         3.38+
-----------------------------------------------------------------------------
 Total                                       $1.97       $9.62
-----------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


8 Smith Barney Appreciation Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Average Annual Total Returns

                                   Without Sales Charges/(1)/
                           -----------------------------------------
                           Class A  Class B  Class L  Class Y Class Z

----------------------------------------------------------------------
Six Months Ended 6/30/01+    0.16%   (0.18)%  (0.25)%   0.30%   0.30%
--------------------------------------------------------------------
Year Ended 6/30/01           0.46    (0.34)   (0.36)    0.75    0.75
--------------------------------------------------------------------
Five Years Ended 6/30/01    14.28    13.38    13.37    14.65   14.67
--------------------------------------------------------------------
Ten Years Ended 6/30/01     13.44      N/A      N/A      N/A     N/A
--------------------------------------------------------------------
Inception* through 6/30/01  12.29    12.76    12.32    14.77   14.00
--------------------------------------------------------------------
                                    With Sales Charges/(2)/
                           -----------------------------------------
                           Class A  Class B  Class L  Class Y Class Z

----------------------------------------------------------------------
Six Months Ended 6/30/01+   (4.87)%  (5.07)%  (2.24)%   0.30%   0.30%
--------------------------------------------------------------------
Year Ended 6/30/01          (4.55)   (5.03)   (2.27)    0.75    0.75
--------------------------------------------------------------------
Five Years Ended 6/30/01    13.11    13.26    13.14    14.65   14.67
--------------------------------------------------------------------
Ten Years Ended 6/30/01     12.86      N/A      N/A      N/A     N/A
--------------------------------------------------------------------
Inception* through 6/30/01  12.11    12.76    12.19    14.77   14.00
--------------------------------------------------------------------

 Cumulative Total Returns

                                          Without Sales Charges/(1)/

---------------------------------------------------------------------
Class A (6/30/91 through 6/30/01)                 252.88%
------------------------------------------------------------------
Class B (Inception* through 6/30/01)              182.57
------------------------------------------------------------------
Class L (Inception* through 6/30/01)              165.43
------------------------------------------------------------------
Class Y (Inception* through 6/30/01)              110.87
------------------------------------------------------------------
Class Z (Inception* through 6/30/01)              210.41
------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 * The inception dates for Class A, B, L, Y and Z shares are March 10, 1970, November 6, 1992, February 4, 1993, January 30, 1996 and November 6, 1992, respectively.


9 Smith Barney Appreciation Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Historical Performance (unaudited)



Growth of $10,000 Invested in Class A Shares of the
Smith Barney Appreciation Fund Inc. vs. the Standard & Poor's 500 Index+

--------------------------------------------------------------------------------
                            June 1991 -- June 2001

[CHART]
                       Smith Barney       Standard & Poor's
                       Appreciation       500 Index
                       Fund Inc.
June 1991                  9,498           10,000
Dec 91                    10,795           11,416
Dec 92                    11,474           11,539
Dec 93                    12,407           12,699
Dec 94                    12,312           12,866
Dec 95                    15,913           17,695
Dec 96                    18,977           21,756
Dec 97                    23,967           29,014
Dec 98                    28,867           37,352
Dec 99                    33,219           45,209
Dec 00                    33,462           41,094
June 2001                 33,517           38,344

+ Hypothetical illustration of $10,000 invested in Class A shares on June 30,
  1991, assuming deduction of the maximum 5.00% sales charge and reinvestment of dividends and capital gains, if any, at net asset value through June 30, 2001. The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholders tax liability on dividends or capital gains.

10 Smith Barney Appreciation Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited)                              June 30, 2001



    SHARES                         SECURITY                          VALUE

 ------------------------------------------------------------------------------
 COMMON STOCK -- 87.2%
 Auto: Parts and Accessories -- 1.0%
    3,000,000 Delphi Automotive Systems Corp.                    $  47,790,000
 -----------------------------------------------------------------------------
 Banking -- 3.0%
    1,000,000 Bank One Corp.                                        35,800,000
      750,000 U.S. Bancorp+                                         17,092,500
    1,000,000 Washington Mutual, Inc.+                              37,550,000
    1,275,000 Wells Fargo & Co.                                     59,198,250
 -----------------------------------------------------------------------------
                                                                   149,640,750
 -----------------------------------------------------------------------------
 Basic Materials -- 0.7%
      900,000 Alcoa Inc.++                                          35,460,000
 -----------------------------------------------------------------------------
 Beverage, Food and Tobacco -- 1.8%
      600,000 The Coca-Cola Co.                                     27,000,000
      400,000 McDonald's Corp.                                      10,824,000
      800,000 PepsiCo Inc.+                                         35,360,000
      350,000 Wm. Wrigley Jr., Co.                                  16,397,500
 -----------------------------------------------------------------------------
                                                                    89,581,500
 -----------------------------------------------------------------------------
 Broadcasting, Entertainment and Leisure -- 8.9%
    2,100,000 AOL Time Warner Inc.*+                               111,300,000
      400,000 Arbitron Inc.*                                         9,640,000
    1,300,000 AT&T Corp. -- Liberty Media Corp.*                    22,737,000
      700,000 Cablevision Systems Corp.*+                           40,950,000
      350,000 Cablevision Systems Corp. -- Rainbow Media Group*+     9,030,000
    1,400,000 Comcast Corp., Special Class A Shares*+               60,760,000
      121,275 Dick Clark Productions, Inc.*                          1,213,962
    1,000,000 SBS Broadcasting SA*+                                 25,750,000
    1,000,000 USA Networks, Inc.*                                   28,190,000
    1,275,000 Viacom Inc., Class B Shares*                          65,981,250
    2,400,000 Walt Disney Co.+                                      69,336,000
 -----------------------------------------------------------------------------
                                                                   444,888,212
 -----------------------------------------------------------------------------
 Chemicals -- 3.6%
    1,400,000 The Dow Chemical Co.+                                 46,550,000
      600,000 E.I. du Pont de Nemours & Co.                         28,944,000
      600,000 Eastman Chemical Co.                                  28,578,000
      900,000 PPG Industries, Inc.+                                 47,313,000
    2,000,000 Solutia Inc.                                          25,500,000
 -----------------------------------------------------------------------------
                                                                   176,885,000
 -----------------------------------------------------------------------------
 Consumer Products -- 2.9%
    1,700,000 Gillette Co.                                          49,283,000
    1,500,000 Kimberly-Clark Corp.                                  83,850,000
      200,000 The Procter & Gamble Co.                              12,760,000
 -----------------------------------------------------------------------------
                                                                   145,893,000
 -----------------------------------------------------------------------------

                      See Notes to Financial Statements.


11 Smith Barney Appreciation Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)                  June 30, 2001



      SHARES                       SECURITY                         VALUE

   ---------------------------------------------------------------------------
   Diversified/Conglomerate -- 14.0%
          4,100 Berkshire Hathaway Inc., Class A Shares*        $ 284,540,000
      2,000,000 Canadian Pacific Ltd.                              77,500,000
      3,300,000 General Electric Co.                              160,875,000
        200,000 Johnson Controls, Inc.                             14,494,000
        700,000 Minnesota Mining & Manufacturing Co.+              79,870,000
      1,450,000 Tyco International Ltd.                            79,025,000
   --------------------------------------------------------------------------
                                                                  696,304,000
   --------------------------------------------------------------------------
   Electrical Equipment -- 0.2%
        200,000 Emerson Electric Co.                               12,100,000
   --------------------------------------------------------------------------
   Financial Services -- 3.2%
        350,000 Fannie Mae                                         29,802,500
        800,000 Household International Inc.                       53,360,000
        400,000 J.P. Morgan Chase & Co.                            17,840,000
        975,000 Merrill Lynch & Co., Inc.                          57,768,750
   --------------------------------------------------------------------------
                                                                  158,771,250
   --------------------------------------------------------------------------
   Healthcare/Drugs/Hospital Supplies -- 9.0%
        200,000 Abgenix, Inc.*                                      9,000,000
        200,000 Affymetrix, Inc.*                                   4,410,000
        400,000 American Home Products Corp.                       23,376,000
        400,000 Amgen Inc.*                                        24,272,000
        350,000 Applera Corp - Applied Biosystems Group+            9,362,500
        800,000 Bristol-Myers Squibb Co.                           41,840,000
         25,000 Cambridge Antibody Technology Group PLC - ADR*+       773,750
        450,000 Chiron Corp.*+                                     22,950,000
        200,000 CuraGen Corp.*                                      7,280,000
        123,400 CV Therapeutics, Inc.*                              7,033,800
        600,000 Eli Lilly & Co.                                    44,400,000
         75,000 Genentech, Inc.*+                                   4,132,500
        900,000 Johnson & Johnson+                                 45,000,000
      1,000,000 Merck and Co., Inc.                                63,910,000
        300,000 Novartis AG - ADR                                  10,845,000
      2,700,000 Pfizer Inc.                                       108,135,000
        450,000 Pharmacia Corp.                                    20,677,500
        100,000 Versicor, Inc.*                                     1,254,000
        300,000 WebMD, Inc.*                                        2,100,000
   --------------------------------------------------------------------------
                                                                  450,752,050
   --------------------------------------------------------------------------
   Insurance -- 6.0%
        500,000 Allstate Corp.                                     21,995,000
      1,400,000 American International Group, Inc.+               120,400,000
      1,000,000 Chubb Corp.                                        77,430,000
        350,000 MGIC Investment Corp.+                             25,424,000
        200,000 The PMI Group, Inc.+                               14,532,000
        300,000 Radian Group Inc.                                  12,135,000
        500,000 The St. Paul Cos., Inc.                            25,345,000
   --------------------------------------------------------------------------
                                                                  297,261,000
   --------------------------------------------------------------------------
   Manufacturing/Building Materials -- 1.3%
        900,000 Dal-Tile International Inc.*                       16,695,000
        450,000 Dover Corp.+                                       16,942,500
      1,400,000 Pall Corp.                                         32,942,000
   --------------------------------------------------------------------------
                                                                   66,579,500
   --------------------------------------------------------------------------

                      See Notes to Financial Statements.


12 Smith Barney Appreciation Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)                  June 30, 2001



         SHARES                    SECURITY                     VALUE

      --------------------------------------------------------------------
      Miscellaneous -- 1.4%
         1,500,000 Nasdaq 100 Index Tracking Stock          $  68,910,000
      -------------------------------------------------------------------
      Oil, Gas & Coal/Service/Drilling -- 2.0%
           100,000 Anadarko Petroleum Corp.+                    5,403,000
           100,000 Arch Coal, Inc.                              2,587,000
         1,300,000 Conoco Inc.                                 36,660,000
         1,758,500 Parker Drilling Co.*                        11,430,250
            10,525 Peabody Energy Corp.*                          344,694
           850,000 Schlumberger Ltd.                           44,752,500
      -------------------------------------------------------------------
                                                              101,177,444
      -------------------------------------------------------------------
      Oil - International -- 5.1%
           700,000 BP Amoco PLC                                34,895,000
           900,000 Chevron Corp.+                              81,450,000
         1,600,000 Exxon Mobil Corp.                          139,760,000
      -------------------------------------------------------------------
                                                              256,105,000
      -------------------------------------------------------------------
      Publishing -- 2.7%
         1,000,000 Dow Jones & Co., Inc.+                      59,710,000
           600,000 Gannett Co., Inc.                           39,540,000
         1,000,000 Meredith Corp.                              35,810,000
      -------------------------------------------------------------------
                                                              135,060,000
      -------------------------------------------------------------------
      Real Estate -- 1.2%
           610,000 Forest City Enterprises, Inc.               33,550,000
         1,000,000 The St. Joe Corp.                           26,890,000
            42,320 Tejon Ranch Co.*                             1,153,220
      -------------------------------------------------------------------
                                                               61,593,220
      -------------------------------------------------------------------
      Retail -- 1.3%
           500,000 The Home Depot, Inc.                        23,275,000
           800,000 Wal-Mart Stores, Inc.                       39,040,000
      -------------------------------------------------------------------
                                                               62,315,000
      -------------------------------------------------------------------
      Technology -- 10.3%
         1,600,000 Agere Systems Inc., Class A Shares*         12,000,000
         1,800,000 Cisco Systems, Inc.*+                       32,760,000
           326,295 EChapman.com, Inc.*+                           734,164
           700,000 EMC Corp.*                                  20,335,000
         1,100,000 First Data, Corp.                           70,675,000
           300,000 Gemplus International SA, Sponsored ADR*     1,740,000
         1,950,000 Intel Corp.                                 57,037,500
           550,000 International Business Machines Corp.+      62,150,000
           111,700 LSI Logic Corp.*                             2,099,960
           800,000 Lucent Technologies Inc.                     4,960,000
           800,000 Mettler-Toledo International Inc.*          34,600,000
         2,300,000 Microsoft Corp.*                           166,980,000
           400,000 RealNetworks, Inc.*+                         4,700,000
           100,000 Siebel Systems, Inc.*                        4,690,000
           800,000 Sun Microsystems, Inc.*                     12,576,000
           800,000 Texas Instruments Inc.                      25,200,000
      -------------------------------------------------------------------
                                                              513,237,624
      -------------------------------------------------------------------

                      See Notes to Financial Statements.


13 Smith Barney Appreciation Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)                  June 30, 2001


   SHARES                                             SECURITY                                              VALUE

-----------------------------------------------------------------------------------------------------------------------
Telephone/Communications -- 3.7%
   1,000,000 ADC Telecommunications                                                                     $    6,600,000
   1,000,000 AT&T Corp.++                                                                                   22,000,000
     800,000 Corning Inc.+                                                                                  13,368,000
     200,000 IDT Corp.*                                                                                      2,700,000
     200,000 IDT Corp., Class B Shares*                                                                      2,200,000
     200,000 JDS Uniphase Corp.*                                                                             2,550,000
   4,700,000 Metromedia Fiber Network, Inc.*+                                                                9,588,000
   2,100,000 SBC Communications Inc.                                                                        84,126,000
     800,000 Verizon Communications Inc.                                                                    42,800,000
----------------------------------------------------------------------------------------------------------------------
                                                                                                           185,932,000
----------------------------------------------------------------------------------------------------------------------
Transportation -- 1.6%
     546,700 Florida East Coast Industries, Inc.                                                            19,353,180
     231,033 Florida East Coast Industries, Inc., Class B Shares                                             8,155,465
     900,000 United Parcel Service, Inc.                                                                    52,020,000
----------------------------------------------------------------------------------------------------------------------
                                                                                                            79,528,645
----------------------------------------------------------------------------------------------------------------------
Utilities -- 1.0%
     198,500 CH Energy Group, Inc.                                                                           8,724,075
     900,000 TXU Corp.+                                                                                     43,371,000
----------------------------------------------------------------------------------------------------------------------
                                                                                                            52,095,075
----------------------------------------------------------------------------------------------------------------------
Waste Disposal -- 1.3%
     300,000 Republic Services, Inc.*                                                                        5,955,000
   1,900,000 Waste Management, Inc.                                                                         58,558,000
----------------------------------------------------------------------------------------------------------------------
                                                                                                            64,513,000
----------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $3,012,047,686)                                                                    4,352,373,270
----------------------------------------------------------------------------------------------------------------------

    FACE
   AMOUNT                                             SECURITY                                              VALUE

-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 12.8%
$238,274,000 Morgan Stanley Dean Witter & Co., 3.930% due 7/2/01; Proceeds at maturity -- $238,352,035;
               (Fully collateralized by U.S. Treasury Bills and Notes, 0.000% to 3.625%
               due 8/23/01 to 1/15/08; Market value -- $243,273,060)                                       238,274,000
 400,000,000 UBS PaineWebber Inc., 3.930% due 7/2/01; Proceeds at maturity -- $400,130,930;
               (Fully collateralized by U.S. Treasury Bills, 0.000% due 12/27/01;
               Market value -- $408,002,342)                                                               400,000,000
----------------------------------------------------------------------------------------------------------------------
             TOTAL REPURCHASE AGREEMENTS
             (Cost -- $638,274,000)                                                                        638,274,000
----------------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $3,650,321,686**)                                                                 $4,990,647,270
----------------------------------------------------------------------------------------------------------------------

 +All or a portion of this security is on loan (See Note 7).
 ++Security has been segregated for open futures contracts commitments (See
   Note 6).
 *Non-income producing security.
**Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


14 Smith Barney Appreciation Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Statement of Assets and Liabilities (unaudited)                  June 30, 2001


ASSETS:
   Investments, at value (Cost -- $3,012,047,686)                                $4,352,373,270
   Repurchase agreements, at value (Cost -- $638,274,000)                           638,274,000
   Cash                                                                                     373
   Collateral for securities on loan (Note 7)                                       331,108,494
   Dividends and interest receivable                                                  3,999,405
   Receivable for Fund shares sold                                                    2,652,090
   Receivable from brokers - variation margin                                           470,000
----------------------------------------------------------------------------------------------
   Total Assets                                                                   5,328,877,632
----------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 7)                                          331,108,494
   Dividend payable                                                                 100,906,873
   Payable for securities purchased                                                   3,758,060
   Investment advisory fee payable                                                    1,671,694
   Administration fee payable                                                           614,703
   Distribution fees payable                                                            278,922
   Payable for Fund shares purchased                                                    192,755
   Accrued expenses                                                                     264,225
----------------------------------------------------------------------------------------------
   Total Liabilities                                                                438,795,726
----------------------------------------------------------------------------------------------
Total Net Assets                                                                 $4,890,081,906
----------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares                                                   $      343,300
   Capital paid in excess of par value                                            3,446,845,197
   Undistributed net investment income                                               14,227,590
   Accumulated net realized gain on security transactions and futures contracts      89,925,690
   Net unrealized appreciation of investments and futures contracts               1,338,740,129
----------------------------------------------------------------------------------------------
Total Net Assets                                                                 $4,890,081,906
----------------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                                          222,765,782
----------------------------------------------------------------------------------------------
   Class B                                                                           81,162,933
----------------------------------------------------------------------------------------------
   Class L                                                                           15,480,237
----------------------------------------------------------------------------------------------
   Class Y                                                                            6,211,903
----------------------------------------------------------------------------------------------
   Class Z                                                                           17,678,661
----------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                                        $14.28
----------------------------------------------------------------------------------------------
   Class B *                                                                             $14.15
----------------------------------------------------------------------------------------------
   Class L **                                                                            $14.14
----------------------------------------------------------------------------------------------
   Class Y (and redemption price)                                                        $14.27
----------------------------------------------------------------------------------------------
   Class Z (and redemption price)                                                        $14.29
----------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)                     $15.03
----------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                     $14.28
----------------------------------------------------------------------------------------------

 *Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
**Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


15 Smith Barney Appreciation Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Statement of Operations (unaudited)     For the Six Months Ended June 30, 2001


INVESTMENT INCOME:
   Dividends                                                                    $   23,386,079
   Interest                                                                         17,997,495
   Less: Foreign withholding tax                                                      (102,118)
---------------------------------------------------------------------------------------------
   Total Investment Income                                                          41,281,456
---------------------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                                       11,068,628
   Investment advisory fee (Note 2)                                                 10,323,394
   Administration fee (Note 2)                                                       3,795,186
   Shareholder and system servicing fees                                             1,568,314
   Shareholder communications                                                          148,350
   Custody                                                                              91,177
   Registration fees                                                                    47,171
   Audit and legal                                                                      24,712
   Directors' fees                                                                      24,339
---------------------------------------------------------------------------------------------
   Total Expenses                                                                   27,091,271
---------------------------------------------------------------------------------------------
Net Investment Income                                                               14,190,185
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 6):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)                       111,592,567
     Futures contracts                                                             (12,490,597)
---------------------------------------------------------------------------------------------
   Net Realized Gain                                                                99,101,970
---------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments and Futures Contracts:
     Beginning of period                                                         1,449,506,150
     End of period                                                               1,338,740,129
---------------------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                                        (110,766,021)
---------------------------------------------------------------------------------------------
Net Loss on Investments and Future Contracts                                       (11,664,051)
---------------------------------------------------------------------------------------------
Increase in Assets From Operations                                              $    2,526,134
---------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


16 Smith Barney Appreciation Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Statements of Changes in Net Assets


For the Six Months Ended June 30, 2001 (unaudited) and the Year Ended December 31, 2000

                                                       2001            2000

-----------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                          $   14,190,185  $    41,273,752
   Net realized gain                                  99,101,970      289,979,516
   Decrease in net unrealized appreciation          (110,766,021)    (310,897,131)
---------------------------------------------------------------------------------
   Increase in Net Assets From Operations              2,526,134       20,356,137
---------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                      --      (41,911,453)
   Net realized gains                               (100,906,873)    (386,569,038)
---------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to
     Shareholders                                   (100,906,873)    (428,480,491)
---------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sale of shares                  469,758,800    1,760,367,458
   Net asset value of shares issued for
     reinvestment of dividends                                --      402,217,349
   Cost of shares reacquired                        (527,727,737)  (2,317,025,224)
---------------------------------------------------------------------------------
   Decrease in Net Assets From Fund Share
     Transactions                                    (57,968,937)    (154,440,417)
---------------------------------------------------------------------------------
Decrease in Net Assets                              (156,349,676)    (562,564,771)

NET ASSETS:
   Beginning of period                             5,046,431,582    5,608,996,353
---------------------------------------------------------------------------------
   End of period*                                 $4,890,081,906  $ 5,046,431,582
---------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:                                                $14,227,590          $37,405
---------------------------------------------------------------------------------

                      See Notes to Financial Statements.


17 Smith Barney Appreciation Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Notes to Financial Statements (unaudited)


1. Significant Accounting Policies

The Smith Barney Appreciation Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers in the securities; U.S. government and agency obligations are valued at the mean between the closing bid and asked prices on each day; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income is recorded on the accrual basis;
(g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated by using the specific identification method; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (j) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser of the Fund. The Fund pays SBFM an investment advisory fee calculated at the annual rate of 0.55% on the Fund's average daily net assets up to $250 million; 0.513% on the next $250 million; 0.476% on the next $500 million; 0.439% on the next $1 billion; 0.402% on the next $1 billion; and 0.365% on average daily net assets in excess of $3 billion. This fee is calculated daily and paid monthly.

SBFM also serves as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% on the Fund's average daily net assets up to $250 million; 0.187% on the next $250 million; 0.174% on the next $500 million; 0.161% on the next $1 billion; 0.148% on the next $1 billion and 0.135% on the average daily net assets in excess of $3 billion. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. During the six months ended June 30, 2001, the Fund paid transfer agent fees of $1,656,145 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH acts as the Fund's distributor. In addition, SSB acts


18 Smith Barney Appreciation Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders
as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group. For the six months ended June 30, 2001, SSB and its affiliates received brokerage commissions of $133,661.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 1.00% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2001, SSB received sales charges of approximately $153,000 and $58,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the six months ended June 30, 2001, CDSCs paid to SSB were approximately:

                                   Class B Class L

---------------------------------------------------
CDSCs                              $57,000 $4,000
--------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets for each class.

For the six months ended June 30, 2001, total Distribution Plan fees were as follows:

                               Class A    Class B    Class L

---------------------------------------------------------------
Distribution Plan Fees        $4,019,568 $6,024,125 $1,024,935
--------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

------------------------------------------------------
Purchases                               $1,445,415,325
------------------------------------------------------
Sales                                    1,254,136,445
------------------------------------------------------

At June 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-----------------------------------------------------
Gross unrealized appreciation          $1,438,230,222
Gross unrealized depreciation             (97,904,638)
-----------------------------------------------------
Net unrealized appreciation            $1,340,325,584
-----------------------------------------------------

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Options Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Fund exercises a call option, the cost of the security that the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2001, the Fund did not hold any purchased call or put option contracts.


19 Smith Barney Appreciation Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended June 30, 2001, the Fund did not enter into any written call or put option contracts.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At June 30, 2001, the Fund had the following open futures contracts:

          # of
        Contracts               Basis        Market    Unrealized
         to Buy   Expiration    Value        Value        Loss

--------------------------------------------------------------------
S&P 500    400       9/01    $124,755,455 $123,170,000 $(1,585,455)
-------

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.


20 Smith Barney Appreciation Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

At June 30, 2001, the Fund loaned common stocks having a value of approximately $319,525,224 and received cash collateral for loaned securities which was invested as follows:

Security Description                                         Value

-----------------------------------------------------------------------
Time Deposits:
  Bank Brussels Lambert, 4.16% due 7/2/01                 $ 55,190,881
  Caisse Des Depots et Consign., Paris, 4.13% due 7/2/01    71,665,771
  SE Banken, 4.16% due 7/2/01                               55,190,881
  UBS Securities, 4.13% due 7/2/01                          39,539,736
  Union Bank of Switzerland, 4.06% due 7/2/01                4,989,476
Floating Rate Notes:
  American Honda, 6.62% due 9/4/01                           7,402,565
  Bank One Corp., 6.68% due 7/2/01                             984,888
  Bear Stearns Co.:
   6.68% due 7/13/01                                        11,290,748
    6.59% due 8/3/01                                         4,017,532
    6.65% due 8/10/01                                       12,897,507
    6.50% due 9/12/01                                        3,970,924
    4.45% due 10/30/01                                       9,662,052
  First Union:
   4.07% due 5/21/01                                        15,297,378
    4.05% due 5/17/02                                        8,784,792
  Morgan Stanley Dean Witter & Co.:
   5.10% due 10/9/01                                         3,935,779
    4.10% due 11/19/01                                      18,527,902
  Sigma Finance, 4.12% due 11/15/01                          7,759,682
---------------------------------------------------------------------
Total                                                     $331,108,494
---------------------------------------------------------------------

For the six months ended June 30, 2001, income earned by the Fund from securities lending was $187,875.

8. Capital Shares

At June 30, 2001, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights except that each class bears expenses specifically related to the distribution of its shares.

At June 30, 2001, total paid-in capital amounted to the following for each class:

                         Class A       Class B      Class L      Class Y     Class Z

----------------------------------------------------------------------------------------
Total Paid-in Capital $2,197,004,933 $734,864,949 $227,462,294 $75,142,945 $212,713,376
---------------------------------------------------------------------------------------

21 Smith Barney Appreciation Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

Transactions in shares of each class were as follows:

                          Six Months Ended                 Year Ended
                            June 30, 2001              December 31, 2000
                     --------------------------  -----------------------------
                       Shares        Amount         Shares         Amount

 -------------------------------------------------------------------------------
 Class A
 Shares sold          21,476,319  $ 310,457,327    95,633,601  $ 1,469,320,058
 Shares issued on
  reinvestment                --             --    17,457,959      262,154,152
 Shares reacquired   (19,412,420)  (280,789,522) (103,817,781)  (1,592,384,671)
 -----------------------------------------------------------------------------
 Net Increase          2,063,899  $  29,667,805     9,273,779  $   139,089,539
 -----------------------------------------------------------------------------
 Class B
 Shares sold           6,313,039  $  90,563,346    12,732,953  $   192,898,501
 Shares issued on
  reinvestment                --             --     7,013,899      104,650,199
 Shares reacquired   (15,305,668)  (220,067,441)  (41,714,631)    (633,012,715)
 -----------------------------------------------------------------------------
 Net Decrease         (8,992,629) $(129,504,095)  (21,967,779) $  (335,464,015)
 -----------------------------------------------------------------------------
 Class L
 Shares sold           3,443,840  $  49,643,684     4,560,148  $    68,878,365
 Shares issued on
  reinvestment                --             --       893,767       13,318,020
 Shares reacquired    (1,072,401)   (15,296,137)   (2,661,693)     (40,188,490)
 -----------------------------------------------------------------------------
 Net Increase          2,371,439  $  34,347,547     2,792,222  $    42,007,895
 -----------------------------------------------------------------------------
 Class Y
 Shares sold             124,274  $   1,788,722       481,964  $     7,212,336
 Shares issued on
  reinvestment                --             --            --               --
 Shares reacquired       (32,151)      (471,080)     (666,446)     (10,398,150)
 -----------------------------------------------------------------------------
 Net Increase
  (Decrease)              92,123  $   1,317,642      (184,482) $    (3,185,814)
 -----------------------------------------------------------------------------
 Class Z
 Shares sold           1,182,869  $  17,305,721     1,442,743  $    22,058,198
 Shares issued on
  reinvestment                --             --     1,471,441       22,094,978
 Shares reacquired      (769,049)   (11,103,557)   (2,687,767)     (41,041,198)
 -----------------------------------------------------------------------------
 Net Increase            413,820  $   6,202,164       226,417  $     3,111,978
 -----------------------------------------------------------------------------


22 Smith Barney Appreciation Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Financial Highlights



For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares                           2001/(1)(2)/ 2000/(2)/ 1999/(2)/ 1998/(2)/    1997     1996

------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $ 14.55    $ 15.73   $ 15.31   $ 13.92   $ 12.85  $ 11.90
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                        0.06       0.16      0.15      0.18      0.19     0.19
 Net realized and unrealized gain (loss)     (0.04)     (0.04)     2.08      2.62      3.17     2.09
-------------------------------------------------------------------------------------------------
Total Income From Operations                  0.02       0.12      2.23      2.80      3.36     2.28
-------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          --      (0.15)    (0.14)    (0.18)    (0.20)   (0.19)
 Net realized gains                          (0.29)     (1.15)    (1.67)    (1.23)    (2.09)   (1.14)
-------------------------------------------------------------------------------------------------
Total Distributions                          (0.29)     (1.30)    (1.81)    (1.41)    (2.29)   (1.33)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $ 14.28    $ 14.55   $ 15.73   $ 15.31   $ 13.92  $ 12.85
-------------------------------------------------------------------------------------------------
Total Return                                  0.16%++    0.73%    15.08%    20.45%    26.29%   19.25%
-------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)        $3,182     $3,212    $3,326    $2,959    $2,526   $2,100
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     0.87%+     0.90%     0.92%     0.95%     0.95%    1.00%
 Net investment income                        0.79+      1.02      0.96      1.23      1.47     1.52
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         29%        61%       71%       63%       57%      62%
-------------------------------------------------------------------------------------------------

(1)For the six months ended June 30, 2001 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

23 Smith Barney Appreciation Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares                           2001/(1)(2)/   2000/(2)/  1999/(2)/ 1998/(2)/     1997      1996

-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $   14.47     $  15.66   $  15.26  $  13.88  $  12.81  $  11.88
---------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                 (0.00)*       0.03       0.03      0.06      0.07      0.08
 Net realized and unrealized gain (loss)      (0.03)       (0.04)      2.06      2.61      3.15      2.08
---------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (0.03)       (0.01)      2.09      2.67      3.22      2.16
---------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                           --        (0.03)     (0.02)    (0.06)    (0.06)    (0.09)
 Net realized gains                           (0.29)       (1.15)     (1.67)    (1.23)    (2.09)    (1.14)
---------------------------------------------------------------------------------------------------------
Total Distributions                           (0.29)       (1.18)     (1.69)    (1.29)    (2.15)    (1.23)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $14.15       $14.47     $15.66    $15.26    $13.88    $12.81
---------------------------------------------------------------------------------------------------------
Total Return                                  (0.18)%++    (0.12)%    14.19%    19.52%    25.31%    18.29%
---------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)         $1,148       $1,305     $1,755    $1,553    $1,410    $1,134
---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      1.72%+       1.69%      1.70%     1.73%     1.73%     1.78%
 Net investment income (loss)                 (0.05)+       0.23       0.17      0.44      0.68      0.74
---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          29%          61%        71%       63%       57%       62%
---------------------------------------------------------------------------------------------------------

(1)For the six months ended June 30, 2001 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
 *Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

24 Smith Barney Appreciation Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class L Shares                           2001/(1)(2)/     2000/(2)/   1999/(2)/  1998/(2)(3)/     1997     1996

-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $14.47        $15.65      $15.26        $13.88   $12.81   $11.88
---------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                   (0.00)*        0.03        0.03          0.06     0.09     0.09
 Net realized and unrealized gain (loss)        (0.04)        (0.03)       2.05          2.61     3.13     2.08
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (0.04)           --        2.08          2.67     3.22     2.17
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                             --         (0.03)      (0.02)        (0.06)   (0.06)   (0.10)
 Net realized gains                             (0.29)        (1.15)      (1.67)        (1.23)   (2.09)   (1.14)
---------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.29)        (1.18)      (1.69)        (1.29)   (2.15)   (1.24)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $14.14        $14.47      $15.65        $15.26   $13.88   $12.81
---------------------------------------------------------------------------------------------------------------
Total Return                                    (0.25)%++     (0.07)%     14.12%        19.52%   25.31%   18.34%
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $218,933      $189,725    $161,491       $83,215  $47,872  $25,505
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                        1.71%+        1.72%       1.71%         1.73%    1.73%    1.77%
 Net investment income (loss)                   (0.06)+        0.20        0.18          0.44     0.68     0.75
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            29%           61%         71%           63%      57%      62%
---------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998 Class C shares were renamed Class L shares.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

25 Smith Barney Appreciation Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares                           2001/(1)(2)/ 2000/(2)/ 1999/(2)/ 1998/(2)/ 1997/(2)/ 1996/(3)/
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $14.52     $15.69    $15.28    $13.93    $12.86    $12.10
---------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                        0.08       0.20      0.21      0.24      0.27      0.23
 Net realized and unrealized gain (loss)     (0.04)     (0.02)     2.07      2.63      3.14      1.89
---------------------------------------------------------------------------------------------------------
Total Income From Operations                  0.04       0.18      2.28      2.87      3.41      2.12
---------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          --      (0.20)    (0.20)    (0.29)    (0.25)    (0.22)
 Net realized gains                          (0.29)     (1.15)    (1.67)    (1.23)    (2.09)    (1.14)
---------------------------------------------------------------------------------------------------------
Total Distributions                          (0.29)     (1.35)    (1.87)    (1.52)    (2.34)    (1.36)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $14.27     $14.52    $15.69    $15.28    $13.93    $12.86
---------------------------------------------------------------------------------------------------------
Total Return                                  0.30%++    1.07%    15.40%    20.93%    26.70%    17.65%++
---------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $88,668    $88,870   $98,920   $87,041   $56,302   $73,196
---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     0.57%+     0.58%     0.57%     0.59%     0.59%     0.66%+
 Net investment income                        1.08+      1.34      1.30      1.59      1.79      2.06+
---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         29%        61%       71%       63%       57%       24%
---------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from January 30, 1996 (inception date) to December 31, 1996. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

26 Smith Barney Appreciation Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Z Shares                           2001/(1)(2)/ 2000/(2)/  1999/(2)/  1998/(2)/       1997       1996
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $14.54       $15.71     $15.29     $13.94     $12.87     $11.91
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                        0.08         0.20       0.21       0.24       0.24       0.24
 Net realized and unrealized gain (loss)     (0.04)       (0.02)      2.08       2.63       3.18       2.09
-------------------------------------------------------------------------------------------------------------
Total Income From Operations                  0.04         0.18       2.29       2.87       3.42       2.33
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          --        (0.20)     (0.20)     (0.29)     (0.26)     (0.23)
 Net realized gains                          (0.29)       (1.15)     (1.67)     (1.23)     (2.09)     (1.14)
-------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.29)       (1.35)     (1.87)     (1.52)     (2.35)     (1.37)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $14.29       $14.54     $15.71     $15.29     $13.94     $12.87
-------------------------------------------------------------------------------------------------------------
Total Return                                  0.30%++      1.07%     15.46%     20.91%     26.72%     19.66%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $252,653     $251,017   $267,640   $243,609   $194,070   $153,034
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     0.57%+       0.58%      0.58%      0.59%      0.59%      0.64%
 Net investment income                        1.09+        1.34       1.30       1.59       1.82       1.88
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         29%          61%        71%        63%        57%        62%
-------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

27 Smith Barney Appreciation Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                            APPRECIATION FUND INC.




DIRECTORS                   INVESTMENT ADVISER
Herbert Barg                AND ADMINISTRATOR
Alfred J. Bianchetti        Smith Barney Fund
Martin Brody                Management LLC
Dwight B. Crane
Burt N. Dorsett             DISTRIBUTORS
Elliot S. Jaffe             Salomon Smith Barney Inc.
Stephen E. Kaufman          PFS Distributors, Inc.
Joseph J. McCann
Heath B. McLendon, Chairman CUSTODIAN
Cornelius C. Rose, Jr.      PFPC Trust Company

James J. Crisona, Emeritus  TRANSFER AGENT
                            Citi Fiduciary Trust Company
OFFICERS                    125 Broad Street, 11th Floor
Heath B. McLendon           New York, New York 10004
President and
Chief Executive Officer     SUB-TRANSFER AGENT
                            PFPC Global Fund Services
Lewis E. Daidone            P.O. Box 9699
Senior Vice President       Providence, Rhode Island
and Treasurer               02940-9699

Harry D. Cohen
Vice President and
Investment Officer

Scott K. Glasser
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

   Smith Barney Appreciation Fund Inc.




 This report is submitted for the general information of the shareholders of Smith Barney Appreciation Fund Inc., but it also may be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after September 30, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY APPRECIATION FUND INC.
 Smith Barney Mutual Funds
 7 World Trade Center
 New York, New York 10048

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


 SalomonSmithBarney
 A member of citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD0404 8/01